Exhibit 1.1

9,400,000 Shares(1)

Augme Technologies, Inc.

Common Stock, $0.0001 par value

UNDERWRITING AGREEMENT

November 10, 2011

Northland Securities, Inc.

As Representative of the Several Underwriters

Identified in Schedule I Annexed Hereto

c/o Northland Securities, Inc.

45 S. 7th St., Suite 2000

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

Pursuant to this Underwriting Agreement (this “Agreement”), Augme Technologies, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 9,400,000 shares of the Common Stock ($0.0001 par value per share) of the Company (the “Firm Shares”).

The Company also proposes to issue and sell to the several Underwriters up to an additional 1,410,000 shares of Common Stock ($0.0001 par value per share) of the Company (the “Additional Shares”), if and to the extent that you and Northland Securities, Inc. (“Manager”), as manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Common Stock ($0.0001 par value per share) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file number 333-175191), including a prospectus, relating to the Shares, which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.  Such registration statement as amended at the time it became effective for purposes of Section 11 of the Securities Act (as such section applies to the Underwriters), including the documents filed as part thereof and information contained or incorporated by reference in the prospectus or otherwise deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.”  If the Company files an abbreviated registration statement to register

(1)  Plus an option to purchase up to 1,410,000 additional shares to cover over-allotments.

additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act.  The term “Base Prospectus” means the prospectus dated June 29, 2011, relating to the Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement on or prior to the date of this Agreement.  The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement.  The term “Preliminary Prospectus” means any preliminary form of Prospectus subject to completion that is included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the Base Prospectus and the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule II hereto (each, a “Permitted Free Writing Prospectus”), and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule II hereto; “Time of Sale” means 6:08 a.m. (Central Time) on the date of this Agreement; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents.  The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date (as defined in Section 4) and on each Option Closing Date (as defined in Section 2), if any, that:

(a)           The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.

(b)           The Base Prospectus and any Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 430B(a) or 430A(b)), except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus  or any amendment or supplement thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for the Company’s use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the underwriter table in, and the twelfth, thirteenth, and fourteenth paragraphs of the “Underwriting” section of the Prospectus Supplement.

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(c)           (i)  Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement, as of the date hereof, does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)); (v) at no time during the period that begins on June 29, 2011 and ends immediately prior to the execution of this Agreement did the Base Prospectus or any Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and, if applicable, each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vii) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus; (viii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the underwriter table in, and the twelfth, thirteenth, and fourteenth paragraphs of the “Underwriting” section of the Prospectus Supplement.

(d)           Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Manager, other than the Permitted Free Writing Prospectuses and road shows furnished or presented to the Manager before first use.  Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed

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with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act.

(e)           The Company was, at the time the Registration Statement was initially filed and when it became effective, eligible to use Form S-3 to register the offering of the Shares contemplated hereby.  The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

(f)            In accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (“FINRA”), the Shares have been registered with the Commission on Form S-3 under the Securities Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

(g)           To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(h)           The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), management, results of operations, earnings or prospects of the Company, taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i), (ii) or (iii) being herein referred to as a “material adverse effect”).

(i)            This Agreement has been duly authorized, executed and delivered by the Company.

(j)            The authorized and outstanding capitalization of the Company is as set forth in the Time of Sale Prospectus and will be as set forth in the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of stock options under existing equity incentive plans described in the Time of Sale Prospectus and the Prospectus.  The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

(k)           The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.  All prior offers and sales of securities by the Company were made in compliance in all material respects with the Securities Act and all other applicable laws and regulations.

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(l)            The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(m)          Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company; (ii) the certificate of incorporation or bylaws of the Company; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company (or any of its assets) is subject or bound.

(n)           No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the Company’s stockholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) such as have already been obtained or as may be required by the rules of FINRA.

(o)           There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority that are required to be described in the Time of Sale Prospectus or the Prospectus and are not so described.  There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p)           The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q)           The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or

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incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Time of Sale Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  Freedman & Goldberg, CPA’s P.C. and MaloneBailey, LLP, which have expressed their opinions with respect to the consolidated financial statements and schedules of the Company, are independent registered public accounting firms as required by the Securities Act. Moss Adams LLP, which has expressed their opinions with respect to the financial statements and schedules of HipCricket, Inc., is an independent registered public accounting firm as required by the Securities Act.

(r)            All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.  Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses has been made or reaffirmed with a reasonable basis and in good faith.

(s)           The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect.

(t)            There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(u)           Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the assets, business, condition (financial or otherwise), management, results of operations or earnings of the Company; (ii) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company has not purchased any of its outstanding capital

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stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(v)           The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in the Time of Sale Prospectus and the Prospectus.

(w)          The Company owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, its business as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as under development) (collectively, the “Intellectual Property”), and, except as disclosed in the Time of Sale Prospectus, the Prospectus, or documents incorporated by reference therein, (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement, the Time of Sale Prospectus and the Prospectus disclose is licensed to the Company; (ii) [Intentionally omitted]; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, other than as could potentially be asserted in any litigation disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect; (vii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (viii) to the Company’s knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

(x)            No material labor dispute with the employees of the Company exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by

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the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect.  The Company is not in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations as would not have a material adverse effect.

(y)           The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(z)            The Company possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(aa)        The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) in compliance with the requirements of the Exchange Act.  The Company’s internal control over financial reporting has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and is effective in performing the functions for which it was established.  Except as described in the Time of Sale Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb)         The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within the Company, and such disclosure controls and procedures are effective in performing the functions for which they were established; the principal executive officer (or its equivalent) and principal financial officer (or its equivalent) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements made in each such certification are accurate; the Company and its directors and officers are each in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(cc)         The Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such contract or agreement.

(dd)         All tax returns required to be filed by the Company have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from the

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Company have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(ee)         Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company has instituted and maintained policies and procedures designed to ensure continued compliance therewith, including without limitation a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff)           Except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(gg)         Neither the Company nor any of its directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(hh)         The Company does not have any subsidiaries, consolidated or otherwise, and owns no equity securities of any other organization, company, partnership or corporation.

2.             Agreements to Sell and Purchase.

On the basis of the representations, warranties and agreements of  the Company herein contained, and subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell 9,400,000 Shares to the several Underwriters at a price of $2.021 per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth agrees, severally and not jointly, to purchase from the Company at the Purchase Price the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) set forth opposite the name of such Underwriter set forth in Schedule I hereto.

Moreover, on the basis of the representations, warranties and agreements of  the Company herein contained, and subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell up to 1,410,000 Additional Shares to the Underwriters at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, all or any portion of the Additional Shares at the Purchase Price.  The Manager may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 45 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and

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may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3.             Terms of Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in the Manager’s judgment is advisable.  The Company is further advised by the Manager that the Shares are to be offered to the public initially at $2.15 per share (the “Public Offering Price”) and to certain dealers selected by the Manager at a price that represents a concession not in excess of $.0774 per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow a concession, not in excess of $0 per share, to any Underwriter or to certain other dealers.

4.             Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in Minneapolis, Minnesota against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on November 16, 2011 or at such other time on the same or such other date, not later than November 23, 2011, as shall be designated in writing by the Manager.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in Minneapolis, Minnesota against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than January 9, 2012, as shall be designated in writing by the Manager.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Manager shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to the Manager on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

5.             Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company contained in this Agreement are, on the date hereof, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company has performed its obligations required to be performed prior to the Closing Date and the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any:

(i)            none of the securities of the Company are rated by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

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(ii)           there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations, earnings or prospects of the Company from that set forth in the Time of Sale Prospectus that makes it, in the Manager’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, and as to such other matters as the Manager may reasonably request.  The delivery of the certificate provided for in this Section 5(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, (I) an opinion of Richardson & Patel LLP, outside counsel for the Company, and (II) an opinion of Goodwin Proctor LLP, intellectual property counsel to the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto, respectively.  The opinions of Richardson & Patel LLP and Goodwin Proctor LLP shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(d)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Faegre & Benson LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(e)           The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from (I) Freedman & Goldberg, CPA’s P.C., (II) MaloneBailey, LLP and (III) Moss Adams LLP, independent public accountants, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f)            No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Manager’s reasonable satisfaction.

(g)           The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Manager and officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to Manager on or before the date hereof, shall be in full force and effect on the Closing Date.

(h)           Intentionally omitted.

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(i)            FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting terms and arrangements contemplated hereby.

(j)            On the First Closing Date, the Company shall sell to the Underwriters, for an aggregate purchase price of $50, warrants (the “Underwriters’ Warrants”) to purchase 470,000 shares of Common Stock in substantially the form attached hereto as Annex A.  On the Second Closing Date, the Company shall sell to the Underwriter, for an aggregate purchase price of $50, additional Underwriters’ Warrants to purchase a number of shares of Common Stock equal to 5.0% (rounded up to the nearest whole share) of the shares to be purchased by the Underwriter on such Second Closing Day in substantially the form attached hereto as Annex A.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Manager on the applicable Option Closing Date of such documents as the Manager may reasonably request, including certificates of officers of the Company, legal opinions and accountants’ comfort letters, and other matters related to the issuance of such Additional Shares.

6.             Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)           To furnish to the Manager, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Manager in Minneapolis, Minnesota, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(f) or 6(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Manager may request.

(b)           Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)           To furnish to the Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager objects.

(d)           Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)           To advise the Manager promptly of any request by the Commission for amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any Prospectus Supplement or any Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(f)            If during the Prospectus delivery period any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if any event

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shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)           If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses Manager will furnish to the Company) to which Shares may have been sold by Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h)           If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise Manager promptly and, if requested by the Manager, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(i)            If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Manager, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to the Manager, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify the Manager of such effectiveness and (v) take all other action necessary or appropriate to permit

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the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any.

(j)           If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(k)           To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(l)            Promptly to furnish such information or to take such action as the Manager may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Manager shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation, to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares) or subject itself to taxation in any jurisdiction if it is not otherwise so subject; and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(m)          To make generally available to the Company’s security holders and to the Manager as soon as practicable an earning statement covering a period of at least twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(n)           Intentionally omitted.

(o)           During the period beginning on the date of this Agreement and continuing to and including 90 days after the date of the Prospectus, and without the prior written consent of the Manager, not to (i) to issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend,  or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock (collectively, the “Interests”) (ii) enter into any swap or other arrangement that transfers to  another, in whole or in part, any of the economic consequences of ownership of the Common Stock or Interests, whether such transaction described in clause (i) or (ii) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specified in clause (1), (2) or (3).  The restrictions contained in the preceding sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the grant of options to purchase shares of Common Stock, or the grant of shares of restricted stock, pursuant to the Company’s equity incentive plans, (iii) the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, (iv) the filing of a registration statement on Form S-8 (or any successor form thereto) to register shares of Common Stock issuable under such plans, or a registration statement on Form S-1 or S-3 (or any successor form thereto) covering the resale of

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shares issuable pursuant to Section 5.1(c)(iii) of that certain Amended and Restated Asset Purchase Agreement, dated as of August 25, 2011, by and between the Company and Hipcricket, Inc., a Delaware corporation, in payment of the Tax Liability Coverage Amount (as defined therein), (v) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of this Agreement of which the Manager has been advised in writing, or (vi) any shares of Common Stock or options to purchase Common Stock issued by the Company to holders of equity or equity-linked securities of JagTag, Inc., a Delaware corporation, Hipcricket, Inc., a Delaware corporation, and any other business entity selling assets to the Company or whose outstanding equity interests the Company may acquire. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Company shall promptly notify the Manager of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

(p)          To prepare, if the Manager so requests, a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the Shares or the offering in a form consented to by the Manager, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

(q)           To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(r)            Not to take, directly or indirectly, any action designed to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(s)           Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Time of Sale Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

(t)            To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(u)           To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

7.             Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all filing fees and communication expenses relating to the registration of the Shares to be sold in the offering, and  printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, as the Underwriters may reasonably deem necessary; (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all fees, expenses and disbursements relating to the registration, qualification and exemption of the Shares for offer and sale under such securities laws of such foreign jurisdictions as the Underwriters may reasonably designate, (iv) all COBRADESK filing

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fees associated with the review of the terms of the Registration Statement and offering and the Shares by FINRA and any filings made with FINRA, (v) all costs and expenses relating to listing the Shares on such stock exchange as the Company and the Underwriters together determine, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary for the Shares, (viii) the actual costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement in quantities as the Underwriters may reasonably deem necessary, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, (xi) all other reasonable fees, disbursements and expenses of the Underwriters, including all reasonable fees, expenses and disbursements of Underwriters’ counsel, in connection with the offering contemplated by this Agreement (not to exceed $300,000 in the aggregate), and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

Except as set forth in the preceding paragraph, the Underwriters will pay all of their costs and expenses, including stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.  Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Manager on demand for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereby (not to exceed $300,000).

8.             Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading; provided, however, that the Company shall not be liable under this Section 8(a) to the extent that such losses, claims, damages or liabilities are caused

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by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

(b)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding; but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not prejudiced as a result thereof.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Manager.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  The indemnifying party shall not be

17

liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           To the extent the indemnification provided for in 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e)           The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of

18

Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9.             Termination.  The Underwriters may terminate this Agreement by notice given by the Manager to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established or maximum ranges for prices shall have been required on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or The NASDAQ Stock Market, (b) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (c) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (d) any moratorium or material limitation on commercial banking activities shall have been declared by Federal, Minnesota or New York state authorities, (e) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (f) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (e) or (f), makes it, in the Manager’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

10.           Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.  In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares

19

and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.           Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.           Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, including that certain letter agreement between the Company and Northland Securities, Inc. dated June 27, 2011, represents the entire agreement between the Company, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)           The Company acknowledges that in connection with the offering of the Shares:  (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person; (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; (iii) the Underwriters may have interests that differ from those of the Company; and (iv) the Purchase Price and the Public Offering Price of the Shares set forth in this Agreement were established and agreed to by the Company following arm’s length discussions with the Underwriters, and the Company understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart by facsimile or electronic transmission shall be equally as effective as delivery of an original counterpart of this Agreement.  The failure by a party to deliver an original executed counterpart to this Agreement shall not affect the validity, enforceability and binding effect of this Agreement.

14.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.           Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.           Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Manager at Northland Securities, 45 S. 7th St., Suite 2000, Minneapolis, Minnesota, Fax: (612) 851-5966 Attention: Jeff Peterson, with copies to the Legal Department and Faegre & Benson LLP, 2200 Wells Fargo Center, 90

20

South Seventh Street, Minneapolis, Minnesota 55402-3901, Fax (612) 766-1600, Attention: Jonathan R. Zimmerman; and if to the Company shall be delivered, mailed or sent to Augme Technologies, Inc., 43 West 24th Street, 11th Floor, New York, New York 10010, Fax (212) 710-9359, Attention: Chief Executive Officer with a copy to Richardson & Patel LLP, 750 Third Avenue, 9th Floor, New York, NY 10017, Fax: (917) 591-6898, Attention:  Kevin Friedmann, Esq.

21

Very truly yours,

AUGME TECHNOLOGIES, INC.

By:	/s/ Paul Arena
	Name:	Paul Arena
	Title:	Chief Executive Officer

Accepted as of the date hereof.

Acting severally on behalf of themselves and

the several Underwriters named in

Schedule I hereto

NORTHLAND SECURITIES, INC.

By:	/s/ Jeff Peterson
	Name:	Jeff Peterson
	Title:	Director of Investment Banking

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased	Number of Additional Shares To Be Purchased

Northland Securities, Inc.	4,700,000	705,000

ThinkEquity LLC	2,820,000	423,000

Brean Murray, Carret & Co.	1,880,000	282,000

Total	9,400,000	1,410,000

SCHEDULE II

Time of Sale Prospectus

1.                                       Base Prospectus dated June 29, 2011

2.                                       Orally communicated pricing information:

Price to the Public:	$2.15 per share
Price to the Underwriters:	$2.0210 per share
Number of Firm Shares:	9,400,000
Number of Additional Shares:	1,410,000

EXHIBIT A-1

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(c)

EXHIBIT A-2

FORM OF OPINION OF COMPANY’S IP COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(c)

EXHIBIT B

            ,

Northland Securities, Inc.

As representative of the underwriters named

In Schedule I to the Purchase Agreement

Referred to below

c/o  Northland Securities, Inc.

45 S. 7th St, Suite 2000
Minneapolis, MN 55402

Dear Sirs:

As an inducement to the underwriters (the “Underwriters”) to execute a purchase agreement (the “Purchase Agreement”) providing for a public offering (the “Offering”) of common stock (the “Common Stock”), of Augme Technologies, Inc., a Delaware corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Northland Securities, Inc. (“Northland”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities.

In addition, the undersigned agrees that, without the prior written consent of Northland, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 90 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Northland waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Purchase Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by December 31, 2011.

The undersigned understands that the Underwriters are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing
as custodian, trustee, or on behalf of an entity)

ANNEX A

Form of Underwriter’s Warrant

THE OFFER AND SALE OF THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN.

AUGME TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. 2011-[                    ] Original Issue Date: November    , 2011

Augme Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received,                             , or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of             shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $2.47 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time beginning on the date that is 181 days after the date hereof (such date hereof, the “Original Issue Date”) and through and including 5:30 P.M., New York City time, on the five (5) year anniversary of the date that is 181 days after the Original Issue Date (the “Expiration Date”), and subject to the following terms and conditions:

This Warrant is granted in connection with that certain Underwriting Agreement, dated November 10, 2011 between the Company and the Underwriters named in Schedule I thereto (the “Underwriting Agreement”) and the public offering of 10,810,000 Shares of the Common Stock registered on the Company’s Registration Statement on Form S-3 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on July 13, 2011, as amended (the “Offering”).

1.             [Intentionally Omitted]

2.             Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.             Registration of Transfers. Subject to the restrictions on transfer set forth in this Warrant and compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company at its address specified in the Purchase Agreement and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act, to the Company at its address specified in the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Common Stock in substantially the form of this Warrant (any such new Warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue and deliver at its own expense any New Warrant under this Section 3.

4.             Exercise and Duration of Warrant.

(a)           All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time beginning on the date that is 181 days after the Original Issue Date and through and including 5:30 P.M., New York City time, on the Expiration Date, subject to the conditions and restrictions contained in this Warrant. At 5:30 P.M., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b)           The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below). The date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Within two (2) days following the delivery of the Exercise Notice (the “Payment Deadline”), the Holder shall make payment with respect to the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised; provided that the Company’s obligations to deliver such Warrant Shares shall be delayed on a day-for-day basis each day after the Payment Deadline such payment of the Exercise Price is not paid. The Holder shall not be required to physically

Annex A-2

surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Notice is delivered to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

(c)           Notwithstanding any language in this Warrant to the contrary, pursuant to Rule 5110(g) of the Financial Industry Regulatory Authority, Inc., this Warrant shall not be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant or the Shares of Common Stock acquirable upon exercise hereof, by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales of the Offering, except as provided in paragraph (g)(2) of Rule 5110(g) of the Financial Industry Regulatory Authority, Inc.

5.             Delivery of Warrant Shares.

(a)           Subject to Section 4(b), upon exercise of this Warrant, the Company shall promptly (but in no event later than 5:30 P.M., New York City time, on the third (3rd) Trading Day after the Exercise Date (or the fourth (4th) Trading Day if the last of the Exercise Notice, the Exercise Price (if applicable) and opinion of counsel referred to below in this Section 5(a) (if applicable) is delivered after 5:00 P.M., New York City time, on the Exercise Date) (such time, the “Delivery Deadline”) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, or (ii) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a certificate for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date with respect thereto. If the Warrant Shares can be issued without restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

(b)           If by the Delivery Deadline, the Company has failed to comply with Section 5(a), and if after such Delivery Deadline and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Company receives the Holder’s written request

Annex A-3

and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any, that are reasonably documented in Holder’s written request) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver and issue such Warrant Shares shall terminate or (2) promptly honor its obligation to deliver to the Holder such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any, that are reasonably documented in Holder’s written request) for the shares of Common Stock so purchased in the Buy-In over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the Closing Bid Price of a share of Common Stock on the Exercise Date.

(c)           To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.             Charges, Taxes and Expenses. Issuance and delivery of the Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of the Warrant Shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.             Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.             Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (or upon a “cashless exercise” pursuant to Section 10) in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all commercially reasonable actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any

Annex A-4

requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9.             Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustments made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or Warrants to subscribe for or purchase any security, or (iv) any other asset, including cash dividends (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein. Notwithstanding anything herein to the contrary, the foregoing provisions in this Section 9(b) shall not apply to, or be triggered by, any rights issued by the Company (either separately or that attach to any securities of the Company) in connection with any stockholders rights agreement, poison pill or other similar anti-takeover provision under the Company’s certificate of incorporation, bylaws or other documents.

(c)           Fundamental Transactions.

(i)            Replacement of Securities upon Fundamental Transaction. In case of any Fundamental Transaction, the Holder of this Warrant shall have the right thereafter (up to and including the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such Fundamental Transaction, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such Fundamental Transaction by the Holder of the number of Warrant Shares obtainable upon exercise of this Warrant immediately prior to such Fundamental Transaction. The provisions of this Section 9(c)(i) shall similarly apply to successive Fundamental Transactions.

(ii)           For purposes of this Section 9(c), the following definitions shall apply:

“Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another Person whereby the Company is not the surviving corporation, or (ii) sell, assign, transfer, convey or otherwise

Annex A-5

dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) another Person completes a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above).

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Successor Entity” means, if applicable, the Person formed by, resulting from or surviving any Fundamental Transaction or, for the purposes of Section 9(c)(ii), the Person with which such Fundamental Transaction shall have been entered into.

(d)           Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           Calculations. All calculations under this Section 9 shall be rounded down to the nearest whole cent or the nearest whole share, as applicable.

(f)            Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g)           Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or Warrants to subscribe for or purchase any capital stock of the Company, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least five (5) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect

Annex A-6

therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K.

10.           Payment of Exercise Price. The Holder may pay the Exercise Price in immediately available funds by wire transfer to an account designated by the Company or, alternatively, at any time when the Warrant Shares (or any portion of thereof) shall not be registered with the SEC for resale pursuant to an effective registration statement, the Holder may satisfy its obligation to pay the Exercise Price for such unregistered Warrant Shares through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is being exercised;

“A” equals the arithmetic average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive Trading Days ending on the date immediately preceding the Exercise Date (the “Fair Market Value”); and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

11.           [Intentionally Omitted]

12.           Rule 144. For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be

Annex A-7

deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

13.           Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% (the “Maximum Percentage”) of the total number of then issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein; provided that in no event shall the aggregate number of shares beneficially owned by the Holder and its affiliates, calculated in accordance with Section 13(d) of the Exchange Act, exceed 9.99%). Except as set forth in the preceding sentence (other than the proviso thereto), for purposes of this paragraph (including the proviso in the immediately preceding sentence), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act; it being acknowledged by the Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 13 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 13, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within one (1) Trading Day confirm in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants. The provisions of this paragraph shall be construed and implemented in a manner otherwise

Annex A-8

than in strict conformity with the terms of this Section 13 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

14.           No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

15.           Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, and (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a Person for such notices or communications shall be as set forth in the Purchase Agreement unless changed by such Person by three (3) Trading Days’ prior written notice to the other Persons in accordance with this Section 15.

16.           Warrant Agent. The Company shall serve as Warrant agent under this Warrant. Upon fifteen (15) days’ notice to the Holder, the Company may appoint a new Warrant agent. Any corporation into which the Company or any new Warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new Warrant agent shall be a party or any corporation to which the Company or any new Warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant agent under this Warrant without any further act. Any such successor Warrant agent shall promptly cause notice of its succession as Warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17.           Miscellaneous.

(a)           No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (except upon exercise of this Warrant) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)           Authorized Shares. (i) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares

Annex A-9

to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all commercially reasonable actions as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)           Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except to a Successor Entity in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d)           Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder of this Warrant.

(e)           Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f)            Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL

Annex A-10

COURTS SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE PURCHASE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g)           Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h)           Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex A-11

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

AUGME TECHNOLOGIES, INC.

By
Name:
Its:
Acknowledged and agreed:

[ ]

By
Name
Its

Annex A-12

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1)           The undersigned is the Holder of Warrant No. 2011 —                                 (the “Warrant”) issued by Augme Technologies, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase                   Warrant Shares pursuant to the Warrant.

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

☐ Cash Exercise

☐ “Cashless Exercise” under Section 10 of the Warrant

(4)           If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $                      in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6)           By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 13 of the Warrant to which this notice relates.

Dated:

Name of Holder:

By
Name:
Its:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Annex A-13

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          (the “Transferee”) the right represented by the within Warrant to purchase                   shares of Common Stock of Augme Technologies, Inc. (the “Company”) to which the within Warrant relates and appoints                 attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)                                the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)                                 the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)                                the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)                               the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Annex A-14